EXHIBIT 99.1

Soligenix, Inc. Announces Adjournment of Annual Meeting, Information for Reconvened Annual Meeting

Princeton, NJ – May 24, 2024 – Soligenix, Inc. (Nasdaq: SNGX) (Soligenix or the Company), a late-stage biopharmaceutical company focused on developing and commercializing products to treat rare diseases where there is an unmet medical need, announced today that its 2024 Annual Meeting of Stockholders (the "Annual Meeting") scheduled for and convened on May 23, 2024 has been adjourned for the purpose of soliciting additional votes with respect to the proposals described in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the "SEC") on April 29, 2024.

The required quorum for the transaction of business at the Annual Meeting is a majority of the voting power of shares of common stock issued and outstanding on the record date. There was less than the required voting power represented in person or by proxy at the meeting. The Annual Meeting will be reconvened on May 30, 2024 at 9:00 a.m. Eastern Time and will continue to be held virtually via live audio-only webcast at www.virtualstockholdermeeting.com/sngx2024.

The record date for determination of stockholders entitled to vote at the reconvened Annual Meeting remains the close of business on April 10, 2024. At the time the Annual Meeting was adjourned, proxies had been submitted by stockholders representing approximately 48% of the shares of the Company's common stock issued and outstanding as of the record date.

Stockholders as of close of business on April 10, 2024, the record date for the Annual Meeting, are encouraged to vote as soon as possible via the Internet at www.proxyvote.com or by phone at 1-800-690-6903 (have proxy card available). Eligible stockholders may also vote by contacting the Company’s proxy solicitor, Alliance Advisors, at 1-833-782-7145.

Important Information

This material may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened and held on May 30, 2024. In connection with the Annual Meeting, the Company filed a definitive proxy statement and a proxy card with the SEC on April 29, 2024. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD, AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The proxy materials have been made available to stockholders who are entitled to vote at the Annual Meeting. The

Company's definitive proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC's website at sec.gov or the Company's website https://ir.soligenix.com/sec-filings.

Participant Information

The Company, its directors, director nominees, certain of its officers, and other employees are or will be “participants” (as defined in Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the definitive proxy statement filed with the SEC on April 29, 2024, including in the section titled “Security Ownership of Principal Stockholders and Management” (beginning on page 35). To the extent the holdings by the “participants” in the solicitation reported in the definitive proxy statement have changed, such changes have been or will be reflected on “Statements of Change in Ownership” on Forms 3, 4 or 5 filed with the SEC (where applicable). All these documents are or will be available free of charge at the SEC’s website at www.sec.gov.

About Soligenix

Soligenix is a late-stage biopharmaceutical company focused on developing and commercializing products to treat rare diseases where there is an unmet medical need. Our Specialized BioTherapeutics business segment is developing and moving toward potential commercialization of HyBryte™ (SGX301 or synthetic hypericin sodium) as a novel photodynamic therapy utilizing safe visible light for the treatment of cutaneous T-cell lymphoma (CTCL). With successful completion of the second Phase 3 study, regulatory approvals will be sought to support potential commercialization worldwide. Development programs in this business segment also include expansion of synthetic hypericin (SGX302) into psoriasis, our first-in-class innate defense regulator (IDR) technology, dusquetide (SGX942) for the treatment of inflammatory diseases, including oral mucositis in head and neck cancer, and (SGX945) in Behçet's Disease.

Our Public Health Solutions business segment includes development programs for RiVax®, our ricin toxin vaccine candidate, as well as our vaccine programs targeting filoviruses (such as Marburg and Ebola) and CiVax™, our vaccine candidate for the prevention of COVID-19 (caused by SARS-CoV-2). The development of our vaccine programs incorporates the use of our proprietary heat stabilization platform technology, known as ThermoVax®. To date, this business segment has been supported with government grant and contract funding from the National Institute of Allergy and Infectious Diseases (NIAID), the Defense Threat Reduction Agency (DTRA) and the Biomedical Advanced Research and Development Authority (BARDA).

For further information regarding Soligenix, Inc., please visit the Company’s website at https://www.soligenix.com and follow us on LinkedIn and Twitter at @Soligenix_Inc.

This press release may contain forward-looking statements that reflect Soligenix's current expectations about its future results, performance, prospects and opportunities, including but not limited to, potential market sizes, patient populations, clinical trial enrollment, the expected timing for closing the offering described herein and the intended use of proceeds therefrom. Statements that are not historical facts, such as "anticipates," "estimates," "believes," "hopes," "intends," "plans," "expects," "goal," "may," "suggest," "will," "potential," or similar expressions, are forward-looking statements. These statements are subject to a number of risks, uncertainties and other factors that could cause actual events or results in future periods to differ materially from what is expressed in, or implied by, these statements, and include the expected amount and use of proceeds from the offering and the expected closing date of the offering. Soligenix cannot assure you that it will be able to successfully develop, achieve regulatory approval for or commercialize products based on its technologies, particularly in light of the significant uncertainty inherent in developing therapeutics and vaccines against bioterror threats, conducting preclinical and clinical trials of therapeutics and vaccines, obtaining regulatory approvals and manufacturing therapeutics and vaccines, that product development and commercialization efforts will not be reduced or discontinued due to difficulties or delays in clinical trials or due to lack of progress or positive results from research and development efforts, that it will be able to successfully obtain any further funding to support product development and commercialization efforts, including grants and awards, maintain its existing grants which are subject to performance requirements, enter into any biodefense procurement contracts with the U.S. Government or other countries, that it will be able to compete with larger and better financed competitors in the biotechnology industry, that changes in health care practice, third party reimbursement limitations and Federal and/or state health care reform initiatives will not negatively affect its business, or that the U.S. Congress may not pass any legislation that would provide additional funding for the Project BioShield program. In addition, there can be no assurance as to the timing or success of any of its clinical/preclinical trials. Despite the statistically significant result achieved in the first HyBryte™ (SGX301) Phase 3 clinical trial for the treatment of cutaneous T-cell lymphoma, there can be no assurance that the second HyBryte™ (SGX301) Phase 3 clinical trial will be successful or that a marketing authorization from the FDA or EMA will be granted. Additionally, although the EMA has agreed to the key design components of the second HyBryte™ (SGX301) Phase 3 clinical trial, no assurance can be given that the Company will be able to modify the development path to adequately address the FDA's concerns or that the FDA will not require a longer duration comparative study.  Notwithstanding the result in the first HyBryte™ (SGX301) Phase 3 clinical trial for the treatment of cutaneous T-cell lymphoma and the Phase 2a clinical trial of SGX302 for the treatment of psoriasis, there can be no assurance as to the timing or success of the clinical trials of SGX302 for the treatment of psoriasis. Further, there can be no assurance that RiVax® will qualify for a biodefense Priority Review Voucher (PRV) or that the prior sales of PRVs will be indicative of any potential sales price for a PRV for RiVax®. Also, no assurance can be provided that the Company will receive or continue to receive non-dilutive government funding from grants and contracts that have been or may be awarded or for which the Company will apply in the future. These and other risk factors are described from time to time in filings with the Securities and Exchange Commission (the "SEC"), including, but not limited to, Soligenix's reports on Forms 10-Q and 10-K. Unless required by law, Soligenix assumes no obligation to update or revise any forward-looking statements as a result of new information or future events.

COMPANY CONTACT:

Jonathan Guarino, CPA, CGMA,

Senior Vice President and Chief Financial Officer,

(609) 538-8200 | www.soligenix.com

Soligenix, Inc.

29 Emmons Drive, Suite B-10

Princeton, NJ 08540